                                                                   EXHIBIT 10.39

                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                        VOICESTREAM WIRELESS CORPORATION,

                  HELLMAN & FRIEDMAN CAPITAL PARTNERS II, L.P.,

          H&F ORCHARD PARTNERS, L.P., H&F INTERNATIONAL PARTNERS, L.P.,

                    JOHN W. STANTON and THERESA E. GILLESPIE,

                    PN CELLULAR, INC., STANTON FAMILY TRUST,

                       STANTON COMMUNICATIONS CORPORATION,

           GS CAPITAL PARTNERS, L.P., THE GOLDMAN SACHS GROUP, L.P.,

          BRIDGE STREET FUND 1992, L.P., STONE STREET FUND 1992, L.P.

                         PROVIDENCE MEDIA PARTNERS L.P.;



                           DATED: _____________, 1999



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                                TABLE OF CONTENTS

Section                                                                                      Page
-------                                                                                      ----
1.       Effectiveness.........................................................................3

2.       Registration Rights...................................................................3

3.       Term; Survival........................................................................4

4.       Successors and Assigns................................................................5

5.       Specific Performance..................................................................5

6.       Governing Law.........................................................................5

7.       Headings..............................................................................5

8.       Notices...............................................................................5

9.       Exchanges, Recapitalizations, Etc. Affecting the Company's Common Stock...............7

10.      Inspection and Compliance with Law....................................................8

11.      Waivers...............................................................................8

12.      Amendments............................................................................8

13.      Multiple Counterparts.................................................................8

14.      Severability..........................................................................8

15.      Entire Agreement......................................................................9



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                          REGISTRATION RIGHTS AGREEMENT

        This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of this ____ day of ____________, 1999 by and among VoiceStream Wireless Corporation, a Washington corporation (the "Company"), Hellman & Friedman Capital Partners II, L.P., a California limited partnership ("HFCP II"), H & F Orchard Partners, L.P., a California limited partnership ("Orchard"), H & F International Partners, L.P., a California limited partnership ("International"; HFCP II, Orchard and International are hereinafter referred to collectively as "H&F"), John W. Stanton ("JWS"), Theresa E. Gillespie ("TEG"), PN Cellular, Inc., a Washington corporation ("PN"), Stanton Family Trust, established November 1, 1990 by JWS and TEG, as settlors f/b/o the settlors' children ("SFT"), Stanton Communications Corporation, a Washington corporation ("SCC"; JWS, TEG, PN, SFT and SCC are hereinafter referred to collectively as "Stanton"), GS Capital Partners, L.P., a Delaware limited partnership ("GSCP"), The Goldman Sachs Group, L.P., a Delaware limited partnership ("GS"), Bridge Street Fund 1992, L.P., a Delaware limited partnership ("BSF"), Stone Street Fund 1992, L.P., a Delaware limited partnership ("SSF"; GSCP, GS, BSF and SSF are hereinafter referred to collectively as "GSC"), and Providence Media Partners L.P., a Delaware limited partnership ("Providence") (each of H&F, Stanton, GSC, and Providence are hereinafter referred to individually as a "Stockholder" and collectively as the "Stockholders").

                                 R E C I T A L S

        WHEREAS, the Company and Western Wireless Corporation, a Washington Corporation ("WWC"), are parties to that certain Agreement and Plan of Distribution, dated as of ___________, 1999, pursuant to which, among other things, WWC has agreed, upon the terms and conditions set forth therein, to distribute the shares of the Company's Common Stock, no par value (the "Common

Stock") owned by it, which shares represent 80.1% of the issued and outstanding shares of Common Stock, to WWC's stockholders, which include the Stockholders, on the basis of one share of Common Stock for each one share of WWC's outstanding common stock (the "Spin-Off");

        WHEREAS, certain of the Stockholders and certain other persons were parties to that certain Stockholders Agreement, dated as of July 29, 1994, as amended by the First Amendment to Stockholders Agreement, dated as of November 30, 1994 (as amended, the "WWC Stockholders Agreement"), relating to, among other things, their ownership of shares of common stock of WWC and certain registration rights with respect thereto;

        WHEREAS, the Stockholders and WWC are parties to that certain Voting Agreement, dated as of May 13, 1996 (the "WWC Voting Agreement"), setting forth, among other things, certain agreements regarding the termination of the WWC Stockholders Agreement (except as expressly set forth in Section 10.2 of the WWC Stockholders Agreement with respect to the survival of certain registration and other rights) upon the consummation of WWC's Public Offering (as defined in the WWC Voting Agreement);

        WHEREAS, the WWC Stockholders Agreement terminated upon the consummation of WWC's Public Offering pursuant to the terms thereof and the terms of the WWC Voting Agreement, except as expressly set forth in Section 10.2 of the WWC Stockholders Agreement with respect to the survival of certain registration and other rights granted to Stockholders and Minority Stockholders (as defined in the WWC Stockholders Agreement) to the extent such persons were Stockholders or Minority Stockholders immediately prior to the consummation of WWC's Public Offering; and



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        WHEREAS, simultaneously with the consummation of the Spin-Off (the date of such consummation being hereinafter referred to as the "Spin-Off Effective Date"), this Agreement shall be in full force and effect in accordance with its terms in order, among other things, to clarify that the registration rights which survive pursuant to Section 10.2 of the WWC Stockholders Agreement shall extend, as well, and to the same extent, to the shares of Common Stock.

        NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Stockholders and the Company agree as follows:

        1. Effectiveness. This Agreement shall become effective on the Spin-Off Effective Date. If the Spin-Off Effective Date does not occur on or before December 31, 1999, this Agreement shall terminate and be of no further force or effect whatsoever.

        2. Registration Rights. (a) The Company and the Stockholders hereby agree and affirm that the registration rights granted under the WWC Stockholders Agreement to the Stockholders and the Minority Stockholders (to the extent such persons were Stockholders and Minority Stockholders immediately prior to the consummation of WWC's Public Offering), shall extend, to the same extent that such rights survived the termination of the WWC Stockholders Agreement, to shares of Common Stock held by each Stockholder and each such Minority Stockholder. It being understood that, for purposes of this Agreement, each reference set forth in the WWC Stockholders Agreement to (a) "Common Stock" shall be deemed to mean shares of "Common Stock of VoiceStream Wireless Corporation, no par value," (b) the "Company" shall be deemed to mean "VoiceStream Wireless Corporation", (c) an "Investor" or the "Investors" shall be deemed to mean a Stockholder or the Stockholders, respectively.



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        3.      Term; Survival.

                (a) This Agreement shall terminate upon the earliest to occur of any of the following events:

                        (i) The consent in writing of all of the parties hereto; or

                        (ii)    July 29, 2004; or

                        (iii) The filing by the Company of a petition in bankruptcy or the expiration of sixty (60) days after a petition in bankruptcy shall have been filed against the Company and such petition shall not have been stayed or discharged during such sixty (60) day period; or upon the expiration of sixty (60) days after the commencement of any proceeding under any law for the relief of debtors seeking the relief or readjustment of the Company's indebtedness either through reorganization, winding-up, extension or otherwise, and such proceedings involving the Company as debtor shall not have been vacated or stayed within such sixty (60) day period; or upon the appointment of a receiver, custodian or trustee for all or substantially all of the Company's property, or the making by the Company of any general assignment for the benefit of creditors, or the admitting in writing by the Company of its inability to pay its debts as they mature; or upon the voluntary or involuntary liquidation or dissolution of the Company; or

                        (iv) The beneficial ownership of all of the Common Stock by only one Stockholder.

                  (b) Nothing contained in this Section 3 shall affect or impair any rights or obligations of any party hereto arising prior to the time of the termination of this Agreement, or which may arise by an event causing the termination of this Agreement.



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        4.      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns.

        5. Specific Performance. The Company and each Stockholder, in addition to being entitled to exercise all of the rights provided herein or in the Company's Certificate of Incorporation or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each of the Company and the Stockholders agree that monetary damages would not be adequate compensation for any loss incurred by it by reason of a breach by any other party hereto of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to agreements entered into and wholly to be performed within the State of Delaware.

        7. Headings. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

        8. Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively received by the addressee upon personal delivery, on the date of receipt if sent by facsimile or overnight courier, charges prepaid, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed as follows:

        (a)     if to the
                Company:                VoiceStream Wireless Corporation
                                        3650 131 Avenue SE
                                        Bellevue, Washington 98005
                                        Attention:  General Counsel
                                        Facsimile: (425) 586-8080



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        with copies to:                 Alan R. Bender, Esq.
                                        3650 131 Avenue SE
                                        Bellevue, Washington 98005
                                        Facsimile: (425) 586-8080

                                        and:

                                        Barry A. Adelman, Esq.
                                        Friedman Kaplan & Seiler LLP
                                        875 Third Avenue
                                        New York, New York 10022-6225
                                        Facsimile: (212) 355-6401

        (b)     if to HFCP II,
                Orchard or
                International:          c/o Hellman & Friedman
                                        One Maritime Plaza, Suite 1200
                                        San Francisco, California 94111
                                        Attention: John L. Bunce, Jr.
                                                   General Partner
                                        Facsimile: (415) 788-0176

        with a copy to:                 Paul J. Mundie, Esq.
                                        Heller Ehrman White
                                        & McAuliffe
                                        333 Bush Street
                                        San Francisco, CA 94104-2878
                                        Facsimile: (415) 772-6268

        (c)     if to JWS, TEG
                PN or SCC:              c/o Stanton Communications, Inc.
                                        3650 131 Avenue SE
                                        Bellevue, Washington 98006
                                        Attention: John W. Stanton
                                        Facsimile: (   )

        with a copy to:                 Barry A. Adelman, Esq.
                                        Friedman Kaplan & Seiler LLP
                                        875 Third Avenue
                                        New York, New York 10022-6225
                                        Facsimile: (212) 355-6401



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        (d)     if to GS, GSCP, GSC,
                BSF or SSF:             c/o Goldman Sachs & Co.
                                        85 Broad Street
                                        New York, New York 10004
                                        Attention:  Terence M. O'Toole
                                        Facsimile: (212) 902-4103

        with a copy to:                 Alison S. Ressler, Esq.
                                        Sullivan & Cromwell
                                        444 South Flower Street
                                        Los Angeles, California 90071
                                        Facsimile: (213) 683-0457

        (e)     if to Providence:       c/o Providence Ventures, Inc.
                                        900 Fleet Center
                                        50 Kennedy Plaza
                                        Providence, Rhode Island 02903
                                        Attention: Jonathan M. Nelson
                                        Facsimile: (401) 751-1790

        with a copy to:                 David K. Duffell, Esq.
                                        Edwards & Angell
                                        2700 Hospital Tower
                                        Providence, Rhode Island 02903
                                        Facsimile: (401) 276-6611

or to such other address or facsimile number as any party may have furnished in writing to the other parties in the manner provided above.

        9. Exchanges, Recapitalizations, Etc. Affecting the Company's Common Stock. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the shares of Common Stock now or hereinafter owned by each Stockholder, to any and all securities of the Company or any successor or assign of the Company (whether by merger, consolidation or otherwise) that may be issued in respect of, in exchange for, or in substitution of such shares of Common Stock,



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and shall be appropriately adjusted for any stock dividends, stock splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

        10. Inspection and Compliance with Law. Copies of this Agreement will be available for inspection or copying by any interested person at the offices of the Company through the Secretary of the Company. The Company will otherwise take all actions as may be necessary or appropriate to comply with any applicable law relating to the validity and enforceability of stockholder agreements containing the provisions of this Agreement.

        11. Waivers. The failure of any party hereto to give notice of the breach or non-fulfillment of any term or condition of this Agreement shall not constitute a waiver thereof, nor shall the waiver of any breach or non-fulfillment of any term or condition of this Agreement constitute a waiver of any other breach or non-fulfillment of that term or condition or any other term or condition of this Agreement.

        12. Amendments. This Agreement may be amended or modified at any time by a writing setting forth such amendment or modification, signed by all of the parties hereto.

        13. Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall constitute one agreement.

        14. Severability. In the event that any one or more of the provisions contained in this Agreement or in any other document, instrument or agreement referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document, instrument or agreement.



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        15.     Entire Agreement. This Agreement contains the entire
understanding among the parties hereto concerning the subject matter hereof and supersedes all prior agreements and undertakings, whether written or oral, with respect to the subject matter hereof.



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        IN WITNESS WHEREOF, each of the parties has executed or caused this
Agreement to be executed by its duly authorized officer as of the date first above written.


                                        VOICESTREAM WIRELESS CORPORATION

                                        By: /S/ John W. Stanton
                                           -------------------------------------
                                            Name: John W. Stanton
                                            Title: Chief Executive Officer

                                        HELLMAN & FRIEDMAN CAPITAL PARTNERS II,
                                        L.P., a California limited partnership

                                        By: Hellman & Friedman Investors, L.P.,
                                            its general partner

                                            By: Hellman & Friedman Investors,
                                                Inc., its general partner

                                                By: /S/ Mitchell Cohen
                                                   -----------------------------
                                                   Name:  Mitchell Cohen
                                                   Title: Vice President

                                        H & F ORCHARD PARTNERS, L.P., a
                                        California limited partnership

                                        By: H & F Orchard Investors, L.P.,
                                            its general partner

                                            By: H & F Orchard Investors, Inc.,
                                                its general partner

                                                By: /S/ Mitchell Cohen
                                                   -----------------------------
                                                   Name: Mitchell Cohen
                                                   Title: Vice President



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                                        H & F INTERNATIONAL PARTNERS, L.P., a
                                        California limited partnership

                                        By: H & F International Investors, L.P.,
                                            its general partner

                                            By: H & F International Investors,
                                                Inc., its general partner

                                                By: /S/ Mitchell Cohen
                                                   -----------------------------
                                                   Name:  Mitchell Cohen
                                                   Title: Vice President

                                                   /S/ John W. Stanton
                                        ----------------------------------------
                                                     JOHN W. STANTON

                                                /S/ Theresa E. Gillespie
                                        ----------------------------------------
                                                  THERESA E. GILLESPIE

                                        PN CELLULAR, INC.

                                        By: /S/ John W. Stanton
                                           -------------------------------------
                                           Name:  John W. Stanton
                                           Title: Chief Executive Officer

                                        STANTON FAMILY TRUST

                                        By: /S/ John W. Stanton
                                           -------------------------------------
                                            /S/ Donald Guthrie
                                           -------------------------------------

                                        Name: John W. Stanton, Donald Guthrie,
                                              Trustees

                                        STANTON COMMUNICATIONS CORPORATION

                                        By: /S/ John W. Stanton
                                           -------------------------------------



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                                           Name:  John W. Stanton
                                           Title: Chief Executive Officer

                                        THE GOLDMAN SACHS GROUP, L.P.

                                        By: /S/ Terence M. O'Toole
                                           -------------------------------------
                                           Name: Terence M. O'Toole
                                           Title: Director

                                        GS CAPITAL PARTNERS, L.P.

                                        By: GS Advisors L.P., General Partner

                                            By: GS Advisors, Inc., General
                                                Partner

                                                By: /S/ Eve M. Gerriets
                                                   -----------------------------
                                                   Name: Eve M. Gerriets
                                                   Title: Vice President

                                        BRIDGE STREET FUND 1992, L.P.

                                        By: Stone Street Performance Corp.,
                                            Managing General Partner

                                        By: /S/ Eve M. Gerriets
                                           -------------------------------------
                                           Name: Eve M. Gerriets
                                           Title: Vice President

                                        STONE STREET FUND 1992, L.P.

                                        By: Stone Street Performance Corp.,
                                            General Partner

                                            By: /S/ Eve M. Gerriets
                                               ---------------------------------
                                               Name: Eve M. Gerriets
                                               Title: Vice President



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                                        PROVIDENCE MEDIA PARTNERS L.P.

                                        By:  Providence Media GP Limited
                                             Partnership
                                        Its: General Partner
                                        By:  Providence Ventures, L.P.
                                        Its: General Partner

                                             By: /S/ Jonathan Nelson
                                                --------------------------------
                                                Name: Jonathan Nelson
                                                Title: Director



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